Exhibit 10.1

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

August 5, 2016

To each of the Purchasers named in Exhibit A of the Series D-1 Convertible Participating Preferred Stock Purchase Agreement of even date herewith (collectively, and whether or not a single person or entity, the “Series D-1 Investors”) and each of the other signatories hereto.

This will confirm that in consideration of the Series D-1 Investors’ agreement on the date hereof to purchase shares of Series D-1 Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series D-1 Preferred Stock”), of BioNano Genomics, Inc., a Delaware corporation and successor to BioNanomatrix, LLC (the “Company”), pursuant to the Series D-1 Convertible Participating Preferred Stock Purchase Agreement of even date herewith (as the same may be amended from time to time, the “Purchase Agreement”) between the Company and the Series D-1 Investors and as an inducement to the Series D-1 Investors to consummate the transactions contemplated by the Purchase Agreement, the Company, the Series D-1 Investors and the other signatories hereto hereby agree as follows:

1.    Certain Definitions. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Eighth Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time (the “Charter”). In addition, as used in this Agreement (as defined below), the following terms shall have the following respective meanings:

“Affiliate” or “Affiliates” shall mean, with respect to any Person, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any partner, officer, director, member or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or shares the same management company with such Person.

“Agreement” shall mean this Fifth Amended and Restated Investors’ Rights Agreement, as the same may be amended from time to time.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks located in the State of Delaware are authorized or required to be closed.

“Commission” shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock, par value $0.0001 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Founder” shall mean Han Cao.

“Investor Affiliate” or “Investor Affiliates” shall mean any person (i) who is an “affiliated person” of an Investor, as that term is defined in the Investment Company Act of 1940, as amended, (ii) who is a current or former partner, member or stockholder of an Investor, or (iii) who is managed by, or has the same management company or investment advisor or similar company, as an Investor.

“Investor” or “Investors” shall mean the Series A Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors, the Series D Investors and the Series D-1 Investors, as well as any additional persons or entities becoming parties hereto in accordance with the terms hereof as an “Investor.”

“Key Employee” or “Key Employees” shall mean and include the president, chief executive officer, chief financial officer, chief operating officer, chief technology officer, and any senior vice president of operations, finance, research, development, or sales or marketing.

“LC” shall mean LC Fund VI, L.P., LC Parallel Fund VI, L.P., LC HealthCare Fund I, and their Affiliates.

“Person” or “Persons” shall mean an individual, corporation, partnership, limited liability company, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

“Preferred Stock” shall mean the Preferred Stock, par value $0.0001 per share, of the Company, and includes the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Series D-1 Preferred Stock.

“Qualified Public Offering” shall mean the closing of the sale of shares of Common Stock to the public (i) in which the price per share paid by the public (prior to the deduction of underwriting discounts and registration expenses) multiplied by the fully-diluted outstanding shares of the Company immediately prior to such closing (inclusive of options, warrants, other convertible securities and shares reserved under any equity plan) is no less than $150,000,000 and (ii) resulting in at least $30,000,000 in gross proceeds to the Company (prior to the deduction of underwriting discounts and registration expenses), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” shall mean (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued or issuable upon conversion, exchange and/or exercise of any capital stock, options, warrants or convertible securities of the Company acquired by the Investors prior to or after the date hereof; (iii) solely for the purposes of Section 5 (and any analogous provisions) the Common Stock held by the Founder; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i), (ii) and (iii) above; excluding in all cases, however, any Registrable Securities (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (c) registered under the Securities Act pursuant to an effective registration statement filed thereunder, (d) publicly sold pursuant to Rule 144 under the Securities Act, (e) any shares of Common Stock described in this definition, if such shares of Common Stock could be sold under Rule 144 under the Securities Act, during any ninety (90) day period, or (f) sold in a transaction in which the rights granted under Sections 4, 5 or 6 hereof are not assigned in accordance with this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Series A Investors” shall mean the holders of Series A Preferred Stock party hereto and any additional persons or entities that become parties hereto.

“Series A Preferred Stock” shall mean the Series A Convertible Participating Preferred Stock of the Company, par value $0.0001 per share.

“Series B Investors” shall mean the holders of Series B Preferred Stock party hereto and any additional persons or entities that become parties hereto.

“Series B Preferred Stock” shall mean the Series B Convertible Participating Preferred Stock of the Company, par value $0.0001 per share.

“Series B-1 Investors” shall mean the holders of Series B-1 Preferred Stock party hereto and any additional persons or entities that become parties hereto.

“Series B-1 Preferred Stock” shall mean the Series B-1 Convertible Participating Preferred Stock of the Company, par value $0.0001 per share.

“Series C Investors” shall mean the holders of Series C Preferred Stock party hereto and any additional persons or entities that become parties hereto.

“Series C Preferred Stock” shall mean the Series C Convertible Participating Preferred Stock of the Company, par value $0.0001 per share.

“Series D Investors” shall mean the holders of Series D Preferred Stock party hereto and any additional persons or entities that become parties hereto.

“Series D Preferred Stock” shall mean the Series D Convertible Participating Preferred Stock of the Company, par value $0.0001 per share.

“Violation” means any loss, claim, damage or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by any other party hereto of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

2.    Restrictive Legend. Each certificate representing Preferred Stock or Registrable Securities shall, except as otherwise provided in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

3.    Notice of Proposed Transfer. Subject in all events to the restrictions set forth in the Fifth Amended and Restated Stockholders Agreement dated as of the date hereof (the “Stockholders Agreement”) regarding the transfer of capital stock, prior to any proposed sale, assignment, transfer or pledge (other than a pledge in favor of the Company) of any Preferred Stock or Registrable Securities (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such sale, assignment, transfer or pledge. Each such notice shall describe the manner of the proposed sale, assignment, transfer or pledge in sufficient detail and, unless waived in writing by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed sale, assignment, transfer or pledge may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice delivered by the holder of such stock to the Company; provided, however, that no such opinion of counsel shall be required for a transfer made in accordance with all applicable securities laws (a) to one or more partners or members or retired partners or retired members (or to the estate of any such parties) of an Investor (in the case of an Investor that is a partnership or a limited liability company, as the case may be), (b) to an Investor Affiliate, (c) to a wholly-owned subsidiary of an Investor, or (d) by an Investor to its stockholders (in the case of an Investor that is a corporation). Each certificate for Preferred Stock or Registrable Securities transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i)

such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

4.    Required Registration.

(a)    Any time after the earlier of (i) twelve (12) months following a Qualified Public Offering and (ii) the date that is four (4) years after the date of this Agreement, the holders of at least 66-2/3% of the shares of Preferred Stock then outstanding (or shares of Common Stock issued upon conversion of the shares of Preferred Stock or a combination thereof) may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that the shares of Registrable Securities for which registration has been requested shall be at least 20% of the shares of Registrable Securities then held by such requesting holder or holders (or a lesser percentage if the anticipated gross receipts from the offering would exceed $40,000,000).

(b)    Following receipt of any notice under this Section 4, the Company shall, within twenty (20) days of receipt thereof, notify all holders of Registrable Securities and Preferred Stock from whom notice has not been received and such holders shall then be entitled within thirty (30) days thereafter to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the giving of such notice by the Company). The Company shall be obligated to register Registrable Securities pursuant to this Section 4 on two (2) occasions only; provided, however, that such obligation shall be deemed satisfied only when (i) a registration statement covering all shares (or such lesser number as permitted by Section 4(d) below) of Registrable Securities specified in notices received as aforesaid (and not subsequently withdrawn) for sale in accordance with the method of disposition specified by the requesting holders shall have become effective and remain effective for the period of distribution contemplated thereby (unless such requesting holders request that such registration statement be withdrawn, in which case such obligation of the Company shall be deemed satisfied unless such requesting holders pay all Registration Expenses (as defined in Section 8) incurred in connection with the withdrawn registration statement), and (ii) where such registration statement has become effective, if such method of disposition is a firm commitment underwritten public offering, and all such shares shall have been sold to the underwriters pursuant thereto (not including shares eligible for sale pursuant to the underwriters’ over-allotment option). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 4: (i) during the period within ninety (90) days after the effective date of a registration pursuant to Section 4 or Section 6 hereof, or in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 5; (ii) if the shares of Registrable Securities to be registered may be immediately registered on Form S-3; or (iii) during the period within twelve (12) months after the closing of an initial public offering of Common Stock by the Company.

(c)    The Company shall be entitled to include in any registration statement referred to in this Section 4 shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Registrable Securities to be sold. Subject to Section 14(h) and except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders requesting sale pursuant to an underwritten offering pursuant to this Section 4 until thirty (30) days after the date such registration statement is declared effective. The right of any holder to include such holder’s Registrable Securities in an underwritten registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in reasonable and customary form with the underwriter or underwriters selected for such underwriting.

(d)    If in the opinion of the managing underwriter the inclusion of all of the Registrable Securities requested to be registered under this Section 4 would adversely affect the marketing of such shares, shares to be sold by the holders of Registrable Securities shall be excluded only after any shares to be sold by the Company and any other parties including shares for sale in such registration have been excluded, in such manner that the shares to be sold shall be allocated among the requesting holders pro rata based on their ownership of Registrable Securities. In the event the number of shares to be sold by requesting holders of Registrable Securities pursuant to an underwritten registration under this Section 4 is reduced pursuant to this Section 4(d), such registration shall still count towards satisfaction of the Company’s obligation to register shares under this Section provided that such registration includes at least 40% of the shares of Registrable Securities so requested to be included by the requesting holders.

5.    Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6), proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all holders of outstanding Registrable Securities (including, solely for purpose of this Section 5, the Founder) of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will use its reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Securities so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Registrable Securities owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Registrable Securities shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Registrable Securities. Notwithstanding the foregoing, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Registrable Securities.

6.    Registration on Form S-3. If at any time (i) a holder or holders of Registrable Securities request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice; provided, however, that the shares of Registrable Securities for which registration has been requested have a reasonably anticipated aggregate offering price to the public of at least $3,000,000. Whenever the Company is required by this Section 6 to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6.

7.    Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, as expeditiously as reasonably possible under the circumstances:

(a)    prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c)    furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein

(including each preliminary and final prospectus) and such other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d)    use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any states or jurisdictions in which it is not, at the time, so qualified, or otherwise subject itself to general taxation in any such states or jurisdictions;

(e)    use its reasonable best efforts to list the Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed (if any);

(f)    provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g)    promptly notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities covered by such registration statement agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall promptly prepare and furnish such amendment or supplement to the prospectus to each such seller of Registrable Securities and each such underwriter;

(h)    if the offering is underwritten use its reasonable best efforts to furnish on the date that Registrable Securities are first delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent registered public accounting firm within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(i)    make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided such parties agree to keep such information confidential;

(j)    advise each selling holder of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(k)    cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;

(l)    permit any holder of Registrable Securities, which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement; and

(m)    use its commercially reasonable efforts to prevent the issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any registration statement at the earliest possible time.

For purposes of Section 7(a) and 7(b) and of Section 4(b), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until the earlier of such time as each underwriter has completed the distribution of all securities purchased by it, and one hundred eighty (180) days after the effective date thereof. The period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and one hundred eighty (180) days after the effective date thereof.

In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be requested by the Company or as shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller of Registrable Securities agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are reasonable and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

Any managing underwriter engaged by the Company in any registration made pursuant to Sections 4 or 6 shall require the approval in writing of the holders of a majority of the Preferred Stock requesting such registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 4, 5, 6 or 7 with respect to the Registrable Securities of any selling holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably necessary to effect the registration of such holder’s Registrable Securities.

8.    Expenses. All expenses incurred by the Company in complying with Sections 4, 5, 6 or 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, costs of insurance, and reasonable and documented fees and disbursements of one counsel for the sellers of Registrable Securities (which shall not exceed $50,000 per registration) (“Agreed Counsel Fees”), but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and expenses of any counsel to the sellers other than the Agreed Counsel Fees are called “Selling Expenses.”

(a)    The Company will pay all Registration Expenses in connection with each registration under Sections 4, 5 or 6. All Selling Expenses in connection with each registration under Sections 4, 5 or 6 shall be borne by the participating sellers (including the Company to the extent the Company shall be a participating seller) in proportion to the number of shares sold by each, or by such participating sellers as they may otherwise agree in writing.

(b)    The Company will not be required to pay for Registration Expenses of any registration proceeding begun pursuant to Sections 4, 5 or 6, the request of which has been subsequently withdrawn by the initiating holders of Registrable Securities, unless (i) the withdrawal is based upon material adverse information concerning the Company which was not provided to the initiating holders at the time of such request, or (ii) the holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Sections 4 or 6, as applicable (in which event such right shall be forfeited by all holders). If the holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of the securities (including Registrable Securities) requesting such registration in proportion to the number of securities for which such registration is requested or as otherwise agreed in writing by such holders. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (i) above, then the holders of Registrable Securities shall not forfeit their rights to a registration pursuant to Sections 4 or 6, as applicable.

9.    Indemnification and Contribution.

(a)    In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify, defend and hold harmless each seller of such Registrable Securities thereunder (each, a “Selling Holder”), the partners, members, officers, directors, managers and stockholders of each such Selling Holder, legal counsel and accountants for each Selling Holder, any underwriter (as defined in the Securities Act) for such Selling Holder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation, and the Company will pay to each such Selling Holder, underwriter, controlling Person or other aforementioned Person any legal or other expenses incurred thereby in connection with investigating or defending any Violation as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to: (x) amounts paid in settlement of any such Violation if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), (y) any such Violation solely to the extent that it arises out of or is based upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Holder, underwriter, controlling Person or other aforementioned Person or (z) any such Violation solely to the extent that it arises out of or is based upon such Selling Holder’s, underwriter’s, controlling Person’s or other aforementioned Person’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto or such Selling Holder’s, underwriter’s, controlling Person’s or other aforementioned Person’s failure to cease making offers and sales of Registrable Securities pursuant to a registration statement or deliveries of the prospectus contained therein in accordance with Section 7(g) hereof.

(b)    Each Selling Holder, severally and not jointly, will indemnify, defend and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Selling Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Selling Holder, against any Violation, in each case solely to the extent that such Violation arises out of or is based upon actions or omissions made in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; and each such Selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any

Violation as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such Violation if such settlement is effected without the consent of such Selling Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall any indemnity under this subsection 9(b) exceed the proceeds from the offering (net of any Selling Expenses) received by such Selling Holder, except in the case of fraud or willful misconduct by such Selling Holder.

(c)    Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, and the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel reasonably satisfactory to the indemnifying party and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of up to one such separate counsel for all indemnified parties with respect to such action and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)    In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification pursuant to this Section 9 (the “Indemnified Party”) makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Indemnified Party in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the party otherwise required to provide indemnification (the “Indemnifying Party”) on the one hand, and of the Indemnified Party on the other, taking into account any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds (exclusive of applicable taxes and net of any Selling Expenses) received by such holder from the sale of all Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)    The Company shall indemnify, defend and hold harmless each Investor and their respective direct and indirect subsidiaries and affiliates and their respective officers, directors, managers, employees, stockholders, members, partners, agents, controlling persons and other representatives (collectively, the “Investor Indemnitees”) against any and all Losses of such Investor Indemnitee resulting from or arising out of any third party or governmental action or claim based upon the Investor Indemnitee’s status as a security holder of the Company (including, without limitation, any and all Losses arising under the Securities Act, the Exchange Act, or similar securities law, any other federal or state statute, rule, regulation or law, or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto), including, without limitation, in connection with any third party or governmental action or claim relating to any action taken or omitted to be taken or alleged to have been taken or omitted to have been taken by such Investor Indemnitee as a security holder. Notwithstanding the foregoing, the Company shall not be obligated to indemnify or hold harmless any Investor Indemnitee under this Section 9(e) against any Losses resulting from or arising out of any third party or governmental action or claim if it has been finally determined by a court or other trier of fact of competent jurisdiction that such Losses were the result of (i) any action or omission made by the Investor Indemnitee in bad faith or (ii) any criminal action on the part of such Investor Indemnitee. For purposes of this Section 9(e), “Losses” means all losses, claims (including any claim by a third party), damages, liabilities, reasonable expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Investor Indemnitee in connection with any claim, action, suit or proceeding, including any action between the Investor Indemnitee and the Company or between the Investor Indemnitee and any third party). In connection with the obligation of the Company to indemnify for expenses as set forth in this Section 9(e), the Company shall reimburse each Investor Indemnitee as promptly as practical after the receipt by the Company of a written statement or statements from an Investor Indemnitee requesting such reimbursement for all such reasonable expenses (including reasonable expenses of investigation and reasonable fees, disbursements and other charges of counsel in connection with any claim, action, suit or proceeding) as they are incurred by such Investor.

Unless otherwise superseded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Company and the Selling Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9, and otherwise and shall survive the termination of this Agreement.

10.    Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or performance-based adjustment or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock and the Preferred Stock as so changed. All shares of capital stock held or acquired by an “affiliated person” of an Investor, as that term is defined in the Investment Company Act of 1940, as amended, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

11.    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective or following registration under Section 12 of the Exchange Act, the Company agrees to use reasonable best efforts to:

(a)    make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)    use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)    furnish or make available to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

12.    Preemptive Right.

(a)    Preemptive Right. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, Preferred Stock, (iii) any debt security of the Company (other than debt with no equity feature) including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any debt security of the Company specified in (i)-(iv) above, unless in each case the Company shall have first offered to sell a portion of such securities (the “Offered Securities”) to each Investor who holds at least 5% of the then outstanding shares of Preferred Stock (each an “Offeree” and collectively, the “Offerees”) as follows: each Offeree shall have the right (but not an obligation) to purchase (x) up to that portion of the Offered Securities as the number of shares of capital stock then held by such Offeree (assuming for such purposes exercise, conversion and exchange of all outstanding options, warrants or convertible securities of the Company exercisable, convertible and/or exchangeable into shares of Common Stock) bears to the total number of the outstanding shares of capital stock of the Company (assuming for such purposes exercise, conversion and exchange of all outstanding options, warrants or convertible securities of the Company exercisable, convertible and/or exchangeable into shares of Common Stock) (the “Basic Amount”), and (y) such additional portion of the Offered Securities as such Offeree shall indicate it will purchase should the other Offerees subscribe for less than their respective Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Offeree (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from receipt thereof. The Offer shall disclose the identity of the proposed transferee, the Offered Securities proposed to be sold, and the terms and conditions (including price) of the proposed sale.

(b)    Notice of Acceptance. Notice of each Offeree’s intention to accept, in whole or in part, any Offer made pursuant to Section 12(a) shall be evidenced by a writing signed by such Offeree and delivered to the Company prior to the end of the thirty (30) day period of such Offer, setting forth such of the Offeree’s Basic Amount as such Offeree elects to purchase and, if such Offeree shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Offeree shall elect to purchase (the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Offerees are less than the total Offered Securities available for purchase by all Offerees, then each Offeree who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the full Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities available for purchase by all Offerees and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Offeree who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Offeree bears to the total Undersubscription Amounts subscribed for by all Offerees, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

(c)    Conditions to Acceptances and Purchase.

(i)    Permitted Sales of Remaining Securities. The Company shall have ninety (90) days after the expiration of the period set forth in Section 12(a) to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Offerees (the “Remaining Securities”) to the Person or Persons specified in the Offer, but only in all material respects upon terms and conditions, including, without limitation, price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

(ii)    Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Remaining Securities (any such sale to be in the manner and on the terms specified in Section 12(c)(i) above), then each Offeree may, at its sole option and in its sole discretion, reduce the number of Offered Securities specified in its respective Notices of Acceptance to an amount which shall be not less than the amount of the

Offered Securities which the Offeree elected to purchase pursuant to Section 12(b) multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Offeree so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until a portion of such securities have again been offered to the Offerees in accordance with Section 12(a).

(iii)    Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other Person or Persons of all or less than all the Remaining Securities, the Offerees shall purchase from the Company, and the Company shall sell to the Offerees, the number of Offered Securities specified in the Notices of Acceptance, as may be reduced pursuant to this Section 12, upon the terms and conditions specified in the Offer.

(d)    Further Sale. In each case, any Offered Securities not purchased by the Offerees or other Person or Persons in accordance with Section 12(c) may not be sold or otherwise disposed of until such securities are again offered to the Offerees under the procedures specified in Sections 12(a), 12(b) and 12(c).

(e)    Termination of Preemptive Right. The rights of the Offerees under this Section 12 shall terminate immediately prior to, but subject to, the consummation of a firm-commitment underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act; provided, however, that the rights of the Offerees pursuant to this Section 12 may be waived as to all of such Offerees holding Preferred Stock by the affirmative vote or written consent of the holders of at least 66-2/3% of the shares of Preferred Stock (the “Requisite Holders”), and any such waiver shall be binding on all Offerees holding shares of Preferred Stock with respect to their Preferred Stock, even if any of such Offerees do not execute such waiver and irrespective of whether one or more Offerees participates in the purchase of the Offered Securities; provided further, however, that, with respect to any such waiver of rights pursuant to this Section 12(e), if the Offerees voting in favor or consenting to such waiver subsequently participate in the purchase of the Offered Securities for which such waiver was obtained, then the remaining Offerees not providing such waiver will be granted the right to participate in the purchase of the Offered Securities, on a pro-rata basis amongst all the Offerees participating in such sale.

(f)    Exception. The rights under this Section 12 shall not apply to any Exempted Securities, or to any Common Stock issued after the date hereof in connection with a Qualified Public Offering.

The exercise or non-exercise by an Investor of its rights pursuant to this Section 12 shall be without prejudice to its rights under this Section 12 with respect to future sales of Offered Securities.

13.    Covenants of the Company and the Investors.

(a)    Affirmative Covenants of the Company. Without limiting any other covenants and provisions hereof, and except to the extent the following covenants and provisions of this Section 13(a) are waived in writing in any instance by the Requisite Holders, the Company covenants and agrees that until the consummation of a Qualified Public Offering, so long as any shares of Preferred Stock are outstanding, it will perform and observe the following covenants and provisions:

(i)    Maintenance of Insurance. Maintain from responsible and reputable insurance companies or associations (x) a term life insurance policy on the life of Erik Holmlin (the “CEO”) in the amount of at least $2,000,000, and (y) a term life insurance policy on the life of Han Cao (the “CSO”) in the amount of at least $1,000,000, in each case, so long as such person remains an employee of the Company and the proceeds of which will be payable to the order of the Company. The Company will not cause or permit any assignment of the proceeds of the life insurance policy specified in the first sentence of this paragraph and will not borrow against such policies. In addition, the Company will maintain Directors and Officers insurance from a responsible and reputable insurance company or association and in an amount and on terms satisfactory to the Requisite Holders.

(ii)    Inspection. Permit, upon reasonable request and prior notice, each holder of not less than 5% of the Preferred Stock (each such holder, as applicable, a “Major Investor”), or an agent or representative thereof, to examine and make copies of and extracts from the books of account of, and visit and inspect the properties of the Company and any subsidiary, to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, directors or Key Employees and independent accountants, and consult with and advise the management of the Company and any subsidiary as to their affairs, finances and accounts, all at reasonable times during the Company’s normal business hours.

(iii)     Indemnification. As promptly as practicable following the election of a director, enter into a director indemnification agreement in a usual and customary form with each such director, and as mutually agreed upon between the Company and such director.

(iv)    Meetings of Directors. Call meetings of the Company’s Board of Directors at least once every two (2) months, unless the Board of Directors unanimously shall determine otherwise. Ensure that a meeting of the Board of Directors may be called by any two (2) directors or by the holders of at least 20% of the Preferred Stock.

(v)    Expenses of Directors. Promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his or her reasonable and documented out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof, and for attendance at or participation in any other activities (including without limitation meetings, trade shows and conferences) which are required and/or requested by the Board of Directors in connection with such director’s service on the Board of Directors.

(vi)    Stock Options. All stock option grants and sales of stock to employees, officers, consultants, advisors and service providers of the Company shall be pursuant to a stock plan approved by the Board of Directors and shall be approved by the Board of Directors or a Compensation Committee thereof. Unless otherwise approved by the Board of Directors, (a) the exercise price of all such stock options and the sale price of all such sales shall be no less than the fair market value of the Common Stock underlying such options or shares being sold, as applicable, as of the respective dates of grant or sale, as determined by the Board of Directors or Compensation Committee of the Board of Directors, and (b) all such options, stock or stock rights shall vest over a four (4) year period as follows: after 12 months of employment or service, as applicable, 25% shall vest; the remainder shall vest quarterly over the following 36 months (the terms set forth in (a) and (b) above, the “Vesting Terms”).

(vii)    Audit and Compensation Committees. The Company will maintain an Audit Committee of the Board of Directors and a Compensation Committee of the Board of Directors. All committees of the Board of Directors, including without limitation, the Audit and Compensation Committees, shall each include at least one (1) director appointed by LC.

(viii)    Proprietary Information and Inventions Agreements. The Company shall cause each employee of the Company to enter into a Proprietary Information and Inventions Agreement in a form and substance satisfactory to the Board of Directors and each consultant of the Company shall have entered a consulting agreement containing similar terms regarding proprietary information and invention assignment as are set forth in the Proprietary Information and Inventions Assignment Agreement approved by the Board of Directors.

(ix)    Real Property Holding Corporation. The Company shall operate in a manner such that it will not become a “United States real property holding corporation” as such term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

(x)    Small Business Stock. The Company covenants and agrees that so long as any of the Preferred Stock, or the Common Stock into which such Preferred Stock is converted, are held by an Investor (or a transferee of such Investor) in whose hands such Preferred Stock or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code, it will use commercially reasonable efforts to (i) comply with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock; (ii) execute and deliver to each Investor, from time to time, such forms, documents, schedules and other instruments as may be reasonably requested thereby to cause such Preferred Stock, or the Common Stock into which they are converted, to qualify as Qualified Small Business Stock; and (iii) use reasonable best efforts to ensure (x) the Company continues to meet the requirements of a “qualified small business” as defined in Section 1202(d) of the Code and the Preferred Stock (or Common Stock into which such Preferred Shares are converted) qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code provided that clause (iii) shall not apply to any failure of the Preferred Stock (or Common Stock into which such Preferred Shares are converted) by reason of (A) Section 1202(c)(3)(A) of the Code or (B) any redemption described in Section 1202(c)(3)(B) of the Code if, in the case of sub-clause (B), the Investor holding any Qualified Small Business Stock participates in such redemption.

(xi)    Good Faith. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate in order to protect the rights of the parties hereunder against impairment.

(xii)    Fees and Expenses. In connection with a Qualified Public Offering, the Company will reimburse up to $50,000 of expenses for one legal counsel representing the holders of Registrable Securities in connection therewith.

(b)    Negative Covenants of the Company. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that until the consummation of a Qualified Public Offering, so long as any shares of Preferred Stock are outstanding, it shall not take any of the following actions without the approval of the Board of Directors (including the affirmative consent of at least one (1) director appointed by LC), either directly or indirectly, by amendment, merger, consolidation, via a subsidiary or otherwise:

(i)    Hire, fire or change the compensation of the CEO or the CSO;

(ii)    Make any loans or advances to employees, except in the ordinary course of business as part of travel advances consistent with the Company’s expenses and reimbursement policies;

(iii)    Approve or make any material changes to the Company’s business plan or annual budget;

(iv)    License or transfer technology, other than in the ordinary course of business;

(v)    Enter into any consulting, license, loan or lease agreements obligating the Company to make payments in excess of an aggregate of $250,000 per agreement in any calendar year; or

(vi)    Agree to any of the foregoing.

(c)    Reporting Requirements.

(i)    Financial Statements and Notices of Certain Events. Until the earlier of (a) such time as the Company becomes subject to the reporting requirements of the Exchange Act, or (b) such time as no shares of Preferred Stock remain outstanding, the Company will furnish the following to each Major Investor:

(1)    Monthly Reports: as soon as available and in any event within thirty (30) days after the end of each calendar month, unaudited financial statements of the Company and any subsidiaries as of the end of such month, including a consolidated (if applicable) balance sheet and statement of income and cash flows of the Company and any subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to monthly budgets, cash flow analysis for such month, a schedule showing each expenditure of a capital nature during such month and the Company’s current headcount, and a summary discussion of the Company’s principal and leading business indicators, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments and the absence of footnotes);

(2)    Quarterly Reports: as soon as available and in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, unaudited financial statements of the Company and any subsidiaries as of the end of such quarter, including a consolidated (if applicable) balance sheet and statement of income and cash flows of the Company and any subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to quarterly budgets, cash flow analysis for such quarter, a schedule showing each expenditure of a capital nature during such quarter and the Company’s current headcount, a summary discussion of the Company’s principal and leading business indicators, and a management report of the Company’s principal functional areas summarizing the operations and business outlook of the Company, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments and the absence of footnotes);

(3)    Annual Reports: as soon as available and in any event within one hundred eighty (180) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and any subsidiaries, including therein a consolidated (if applicable) balance sheet of the Company and any subsidiaries as of the end of such fiscal year and a consolidated statement of income and cash flows of the Company and any subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by independent public accountants of recognized national standing approved by the Audit Committee;

(4)    Notice of Adverse Changes: in each case, within ten (10) days of the CEO having actual knowledge of an occurrence, notice (which may be oral) of any material adverse change in the business, operations, affairs or condition (financial or otherwise) of the Company, of any material default under any material loan, lease or other material agreement to which the Company is a party, or of any material violation of applicable law by the Company;

(5)    Written Reports: promptly after available and in any event within thirty (30) days after receipt, delivery or publication thereof, (a) any written reports submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and any subsidiaries made by such accountants, including without limitation, each audit response letter and accountant management letter, (b) any material document (other than tax returns or patent or other intellectual property filings or applications) filed with a government department, commission, board, bureau, agency or instrumentality, domestic or foreign, including without limitation, the Environmental Protection Agency, the Internal Revenue Service or the Commission, and (c) regularly prepared written reports prepared by the Company to comply with any bank loan agreements;

(6)    Notice of Proceedings: within five (5) Business Days after receipt of filing, notice (including copies of any publicly available pleadings) of all material actions, suits, litigations and proceedings pending or, to the knowledge of the Company, threatened against the Company, or, to the knowledge of the Company, against any officer, director, Key Employee or holder of more than 5% of the capital stock of the Company relating to such person’s performance of duties for the Company or relating to his stock ownership in the Company, as applicable, including, without limiting their generality, actions pending or, to the knowledge of the Company, threatened involving the prior employment of any of the Company’s officers or employees in their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers;

(7)    Business Plan and Budget: as soon as available and in any event at least thirty (30) days prior to the end of each fiscal year (or such later date as is approved by the Board of Directors), a business plan and annual budget of the Company for the following fiscal year prepared on a monthly basis, including balance sheets, income statements and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company.

(d)    Confidentiality. Each Investor agrees that it will, and will cause its employees, representatives and agents (including any observers) to, keep confidential and, except to the extent required by applicable law, not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to any rights granted hereunder and which is not generally available to the public unless such information is or becomes known to the Investor from a source other than the Company that is not known to such Investor to be under a confidentiality obligation with respect to such information, or is or becomes publicly known, or unless the Company gives its written consent to such Investor’s release of such information, except that no such written consent shall be required (and the Investor shall be free to release such information to such recipient) if such information is to be provided to the Investor’s counsel or accountant, or, with respect to non-technical information, including financial information, to an officer, director, employee, partner or member of such Investor or its Affiliates, provided that, in each case, the Investor shall inform the recipient of the confidential nature of such information, and shall obtain the recipient’s agreement to treat the information as confidential. Nothing in this Section 13(d) shall be construed as a representation that an Investor or its Affiliates will not develop or acquire information that is the same as or similar to the Company’s confidential information, provided that such party does not do so in breach of this Section 13(d).

(e)    Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Charter, or elsewhere, as the case may be.

14.    Miscellaneous.

(a)    All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including without limitation transferees of any Preferred Stock or Registrable Securities), whether so expressed or not, hereto; provided, however, that the rights and obligations of each Investor hereunder may only be assigned by such Investor to an Investor Affiliate or to a Person to which at least 100,000 shares of Registrable Securities (such minimum number of shares to be adjusted for any stock splits, stock dividends, recapitalizations or similar events) are transferred by such Investor; and provided, further, however, that the transferee provides written notice of such assignment to the Company and becomes a party to this Agreement by executing and delivering an instrument of accession in the form of Schedule II agreeing to be bound by and subject to the terms of this Agreement as an Investor hereunder. Each such Person shall thereafter be deemed an Investor for all purposes hereunder.

(b)    In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(c)    All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing signed by the sender, and shall be deemed duly given (i) on the date delivered if personally delivered, (ii) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (iii) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next Business Day delivery, (iv) two (2) Business Days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, or (v) one Business Day following the delivery of a duly transmitted electronic mail, in each case addressed to the applicable party at the address set forth below:

(1)    if to the Company or any officer thereof, then at the Company’s principal office addressed to the attention of the President and the Secretary, or to the attention of the specific officer, as the case may be, provided that for any notice provided to the Company or any officer of the Company hereunder, a copy (which shall not constitute notice) must also be sent to: Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121, Attention: Thomas A. Coll, Esq., Telecopier: (858) 550-6420, Telephone No.: (858) 550-6013; or

(2)    if to any Investor, to such Investor’s address as set forth on Schedule I or any Instrument of Accession hereto, as applicable;

or to such other address as any party hereto may advise the other parties in writing given in like manner.

(d)    This Agreement and any and all matters arising directly or indirectly herefrom (“Agreement Matters”) shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely in that state, without giving effect to the conflict of law principles of any jurisdiction. Each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the District of Delaware and any state court in the State of Delaware (and of the appropriate appellate courts from any of the foregoing) in connection with any suit, arbitration, mediation, action or other proceeding (each a “Proceeding”) directly or indirectly arising out of or relating to any Agreement Matter, provided that a party to this Agreement shall be entitled to enforce an order or judgment of such court in any United States or foreign court having jurisdiction over the other party hereto; (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum; (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein; and (iv) agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided for the giving of notice hereunder. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY AGREEMENT MATTERS.

(e)    This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of (i) the Company and (ii) the Requisite Holders; provided, however, that notwithstanding the foregoing, any provision hereof may be waived by the benefiting party on behalf of itself, without the consent of any other party.

(f)    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature(s) or other electronic means which shall be binding on the party delivering the same, to be followed by delivery of originally executed signature pages. Any amendment, termination or waiver effected in accordance with this Section 14(f) shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(g)    The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(h)    The obligations of the Company to register shares of Registrable Securities under Sections 4, 5 or 6 shall terminate as to any holder of Registrable Securities on the earliest of (i) the fifth (5th) anniversary of the date of a Qualified Public Offering, (ii) the closing of a Deemed Liquidation Event, and (iii) such time following the consummation of a firm-commitment underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act when all of the Registrable Securities could be sold without restriction under Rule 144 promulgated under the Securities Act in a 3-month period.

(i)    Notwithstanding anything else contained herein to the contrary, the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, may be suspended for a period or periods not to exceed ninety (90) days in any 12-month period if in the Company’s good faith judgment upon the advice of counsel it (i) would materially impede, delay, interfere with or otherwise or otherwise adversely affect any pending financing, registration of securities, acquisitions, corporate reorganization or other significant transaction involving the Company or (ii) it would require disclosure of non- public material information that the Company has a bona fide business purpose for preserving as confidential, and it is therefore essential to defer the filing of such registration statement.

(j)    The Company will grant the holders of shares of Preferred Stock any pre-emptive rights or registration rights granted to subsequent purchasers of the Company’s equity securities to the extent such pre-emptive rights or registration rights are superior, in good faith judgment of the Board of Directors, to those granted to the holders of shares of Preferred Stock hereunder. The Company shall not grant any “piggy-back” registration rights to any holders of shares of the Company that are superior, in good faith judgment of the Board of Directors, to those “piggy-back” registration rights of the holders of shares of Preferred Stock without the written consent of the Requisite Holders.

(k)    In the event that after the date of this Agreement, the Company issues additional shares of Preferred Stock to any Person who is not already a party hereto, as a condition to the issuance of such shares the Company shall require that any purchaser of Preferred Stock become a party to this Agreement by executing and delivering an instrument of accession in the form of Schedule II agreeing to be bound by and subject to the terms of this Agreement as an Investor hereunder. Each such Person shall thereafter be deemed an Investor for all purposes hereunder.

(l)    Notwithstanding anything set forth herein to the contrary, the joinder of any Person who is not already a party to this Agreement and executes an instrument of accession in substantially the form of Schedule II shall not be deemed an amendment to this Agreement.

(m)    Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series D-1 Preferred Stock after the date hereof pursuant to the Purchase Agreement, any purchaser of such shares of Series D-1 Preferred Stock may become a party to this Agreement by executing and delivering to the Company an additional counterpart signature page to this Agreement and thereafter shall be deemed a “Series D-1 Investor” for all purposes hereunder and Schedule I hereto shall be amended by the Company to add information regarding additional “Series D-1 Investors” and parties to this Agreement or to modify the information set forth therein.

(n)    This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, whether oral or written, between them or any of them as to such subject matter. This Agreement amends and restates in its entirety that certain BioNano Genomics, Inc. (formerly BioNanomatrix, Inc.) Fourth Amended and Restated Investors’ Rights Agreement dated March 4, 2016, in accordance with Section 14(e) thereof.

[Remainder of Page Intentionally Left Blank]

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

Very truly yours,

THE COMPANY:

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin
	Name:	Erik Holmlin
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the day and year first above written.

INVESTOR:

LC FUND VI, L.P.

By:	/s/ Darren Cai, Ph.D.
Name:	Darren Cai, Ph.D.
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the day and year first above written.

INVESTOR:

LC PARALLEL FUND VI, L.P.

By:	/s/ Darren Cai, Ph.D.
Name:	Darren Cai, Ph.D.
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the day and year first above written.

INVESTORS:

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the day and year first above written.

INVESTOR:

NOVARTIS BIOVENTURES LTD.

By:	/s/ H.S. Zivi
Name:	H.S. Zivi
Title:	Chairman

By:	/s/ Laurieann Chaikowsky
Name:	Laurieann Chaikowsky
Title:	Authorized Signatory

SCHEDULE I

BIONANO GENOMICS, INC.

9640 Towne Centre Drive, Suite 100

San Diego, CA 92121

SCHEDULE OF INVESTORS

SERIES A INVESTORS:

Battelle Memorial Institute

BVP GP, LLC

Innovation Valley Partners, LP

Ben Franklin Technology Partners

of Southeastern Pennsylvania

Steve Chazen

SERIES B INVESTORS:

Battelle Memorial Institute

BVP GP, LLC

Innovation Valley Partners, LP

Edward Ericson

Michael Kochersperger

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

Steve Chazen

Gund Investment LLC

Han Cao

SERIES B-1 INVESTORS:

Battelle Memorial Institute

BVP GP, LLC

Innovation Valley Partners, LP

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

Gund Investment LLC

Peter B. Dervan

Robert Austin

SERIES C INVESTORS:

LC Fund VI, L.P.

LC Parallel Fund VI, L.P.

Battelle Memorial Institute

BVP GP, LLC

Innovation Valley Partners, LP

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

Gund Investment LLC

Robert Austin

Han Cao

Steve Chazen

Peter B. Dervan

Michael Kochersperger

Monashee Investment Management, LLC

Federated Kaufmann Fund

Federated Kaufmann Fund II

Shrewsbury Capital Partners LLC

NOVARTIS BIOVENTURES LTD.

with copies to:

Campbell Murray and Christine Brennan

Novartis Venture Fund

and

Albert L. Sokol, Partner

Edwards Wildman Palmer LLP

SERIES D INVESTORS:

LC Fund VI, L.P.

LC Parallel Fund VI, L.P.

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

NOVARTIS BIOVENTURES LTD.

with copies to:

Campbell Murray and Christine Brennan

Novartis Venture Fund

and

Albert L. Sokol, Partner

Edwards Wildman Palmer LLP

Monashee Investment Management, LLC

BVP GP, LLC

Innovation Valley Partners, LP

Shrewsbury Capital Partners LLC

Robert Austin

Ben Franklin Technology Partners

of Southeastern Pennsylvania

Han Cao

Steve Chazen

Peter B. Dervan

Michael Kochersperger

SERIES D-1 INVESTORS:

LC Fund VI, L.P.

LC Parallel Fund VI, L.P.

LC Healthcare Fund I, L.P.

Praise Alliance International Limited

Alexandria Venture Investments, LLC

Full Succeed International Limited

Ascender Prosperity Capital Co., Ltd

AriMed International Ltd.

HybriBio Limited

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

NOVARTIS BIOVENTURES LTD.

with copies to:

Campbell Murray and Christine Brennan

Novartis Venture Fund

and

Albert L. Sokol, Partner

Edwards Wildman Palmer LLP

Monashee Investment Management, LLC

Han Cao

BVP GP, LLC

Steve Chazen

Peter B. Dervan

Michael Kochersperger

Robert Austin

SCHEDULE II

BIONANO GENOMICS, INC.

INSTRUMENT OF ACCESSION

The undersigned,                     , as a condition precedent to becoming the owner or holder of record of                      (                ) shares of the Series      Convertible Participating Preferred Stock, par value $0.0001 per share, of BioNano Genomics, Inc., a Delaware corporation and successor to BioNanomatrix, LLC (the “Company”), hereby agrees to become an Investor under that certain Fifth Amended and Restated Investors’ Rights Agreement dated as of August 5, 2016 by and among the Company and certain stockholders of the Company, as amended to date (the “Investors’ Rights Agreement”). This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Investors’ Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

Signature:

(Print Name)

Address:

Date:

Accepted:

BIONANO GENOMICS, INC.

By:
Name:
Title:

BIONANO GENOMICS, INC.

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), amending that certain Fifth Amended and Restated Investors’ Rights Agreement by and among BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), and the persons and entities referenced therein (the “Investors”) dated as of August 5, 2016 (the “Investor Rights Agreement”), is entered into as of July 16, 2018 by and among the Company and the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 14(e) of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Requisite Holders (as defined therein); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    The definition of “Qualified Public Offering” in Section 1 of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Qualified Public Offering” shall mean the closing of the sale of shares of Common Stock to the public (i) in which the price per share paid by the public (prior to the deduction of underwriting discounts and registration expenses) is no less than $6.00 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after July 16, 2018) and (ii) resulting in at least $25,000,000 in gross proceeds to the Company (prior to the deduction of underwriting discounts and registration expenses), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.”

2.    Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

3.    Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

4.    Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

BIONANO GENOMICS, INC.

By:	/s/ Erik Holmlin
Name: Erik Holmlin
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

NOVARTIS BIOVENTURES LTD.

By:	/s/ Bart Dzikowski
Name: Bart Dzikowski
Title: Secretary of the Board

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDERS:

LC FUND VI, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title:

LC PARALLEL FUND VI, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title:

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDERS:

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

MONASHEE INVESTMENT MANAGEMENT, LLC

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	CCO

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

ALEXANDRIA VENTURE INVESTMENTS, LLC

By: Alexandria Real Estate Equities, Inc., its managing member

By:	/s/ Aaron Jacobson
Name:	Aaron Jacobson
Title:	SVP – Venture Counsel

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

FULL SUCCEED INTERNATIONAL LIMITED

By:	/s/ Hainian Zeng
Name:	Hainian Zeng
Title:

BIONANO GENOMICS, INC.

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), amending that certain Fifth Amended and Restated Investors’ Rights Agreement by and among BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), and the persons and entities referenced therein (the “Investors”) dated as of August 5, 2016 (the “Investor Rights Agreement”), is entered into as of July 31, 2018 by and among the Company and the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 14(e) of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Requisite Holders (as defined therein); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.        The definition of “Qualified Public Offering” in Section 1 of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Qualified Public Offering” shall mean the closing of the sale of shares of Common Stock to the public (i) in which the price per share paid by the public (prior to the deduction of underwriting discounts and registration expenses) is no less than $5.00 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after July 16, 2018) and (ii) resulting in at least $25,000,000 in gross proceeds to the Company (prior to the deduction of underwriting discounts and registration expenses), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.”

2.        Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

3.        Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

4.        Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin
Name: Erik Holmlin
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

NOVARTIS BIOVENTURES LTD.

By:	/s/ Bart Dzikowski
Name: Bart Dzikowski
Title: Secretary of the Board

/s/ Anja König
Anja König
Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDERS:

LC FUND VI, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title:

LC PARALLEL FUND VI, L.P.

By:	/s/ Jafar Wang

Name: Jafar Wang
Title:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title:

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDERS:

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C.,
its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C.,
its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

MONASHEE INVESTMENT MANAGEMENT, LLC

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

HOLDER:

ALEXANDRIA VENTURE INVESTMENTS, LLC

By:	/s/ Aaron Jacobson

Name:	Aaron Jacobson

Title:	SVP - Venture Counsel